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Supplement to the Prospectus, Summary Prospectus, and Statement of Additional Information,
each dated March 1, 2025

January 21, 2026
The Board of Trustees of Harbor Funds (the “Trust”) has approved the liquidation of Administrative Class shares of the Funds noted below (the “Liquidation”), which is expected to occur on or about April 21, 2026 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.
Effective April 14, 2026, Harbor Large Cap Value Fund, Harbor Small Cap Growth Fund, Harbor Convertible Securities Fund, and Harbor International Small Cap Fund (the “Funds”) will no longer sell Administrative Class shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into Administrative Class shares of the Funds from other Harbor Funds.
In connection with the Liquidation, any Administrative Class share of the Funds outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after each Fund has paid or provided for all of its charges, taxes, expenses and liabilities attributable to its Administrative Class shares. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Administrative Class shareholders of record of the Funds at the time of the Liquidation.
At any time prior to the Liquidation Date, Administrative Class shareholders of the Funds may redeem their Administrative Class shares of the respective Funds and receive the net asset value of those shares, pursuant to the procedures set forth under the section “Your Harbor Funds Account – How to Sell Shares” in the Prospectus. At any time prior to the Liquidation Date, shareholders may also exchange their Administrative Class shares for Administrative Class shares of any other fund of the Trust, or for another share class of the respective Fund, if eligible. These exchange privileges are described in and subject to any restrictions set forth under “Your Harbor Funds Account – How to Exchange Shares” in the Prospectus.
For taxable Administrative Class shareholders, the automatic redemption of Administrative Class shares of the Funds on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. An Administrative Class shareholder may voluntarily redeem their Administrative Class shares prior to the Liquidation Date, which would result in realization of any potential gains or losses as of the redemption date. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidation.
Investors Should Retain This Supplement For Future Reference
S0126.SP.P.SAI.HF